2. BASIS OF PREPARATION: New accounting standards and interpretations (Policies)	12 Months Ended
Sep. 30, 2025
Policies
New accounting standards and interpretations

New accounting standards and interpretations

Certain new accounting standards and interpretations have been published that are not mandatory for the September 30, 2025 reporting period. The Company has not early adopted the new and revised standards, amendments and interpretations that have been issued but are not yet effective:

•Presentation and Disclosure in Financial Statements

IFRS 18 was issued in April 2024 and applies to an annual reporting period beginning on or after January 1, 2027. IFRS 18 will replace IAS 1. IFRS requires all companies using IFRS Standards to provide relevant information that faithfully represents an entity’s assets, liabilities, equity, income and expenses. The Company is currently assessing the impact of this new accounting standard on its financial statements.